Supplement to the
Fidelity® Select Portfolios®
Semiconductors Portfolio
April 29, 2026
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2026.
Sonu Kalra (Co-Portfolio Manager) has managed the fund since 2026.
ELE-SUSTK-0826-104 1.9886535.104	August 27, 2026